                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   _________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                   _________

        Date of Report (Date of earliest event reported): June 10, 1994

                             UNITED AIR LINES, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                33-21220*          36-2675206
(State or other jurisdiction    (Commission       (I.R.S. employer
     of incorporation)          file number)     identification no.)

                            1200 East Algonquin Road
                      Elk Grove Township, Illinois  60007
                    (Address of principal executive offices)

           Mailing Address: P.O. Box 66100, Chicago, Illinois  60666

       Registrant's telephone number, including area code: (708) 952-4000



* Registrant is the wholly-owned subsidiary of UAL Corporation (File 1-6033). Registrant became subject to filing periodic reports under the Securities Exchange Act of 1934 as a result of a public offering of securities which became effective June 3, 1988 (Registration Nos. 33-21220 and 22-18246).

                                       1
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ITEM 5.  OTHER EVENTS
         ------------

     (a) The following excerpts of the Preliminary Proxy Statement/Joint Prospectus ("Preliminary Proxy Statement") which constitutes part of the Registration Statement on Form S-4 (File No. 33-53107), as amended by Amendment No. 3 thereto filed by Registrant and UAL Corporation on June 10, 1994, are incorporated herein by reference and are deemed to comprise a part of this Report on Form 8-K. This subsection (a) of Item 5 of this Report on Form 8-K supersedes in its entirety the Report of the Registrant on Form 8-K dated
April 21, 1994.

Section Heading In                                Pages deemed
Preliminary Proxy Statement                    included herein
- ---------------------------                    ---------------
LETTER TO UAL CORPORATION STOCKHOLDERS

NOTICE OF MEETING OF STOCKHOLDERS

SUMMARY OF PROXY STATEMENT/JOINT
  PROSPECTUS                                    pp.  i-xlvii

      including all subsections other than:
      The Plan of Recapitalization -- Opinions of The Financial Advisors to the Board and the last two paragraphs of --Certain Risk Factors-Fraudulent
      Conveyance (which subsections are not
      incorporated by reference herein)

INTRODUCTION                                    pp.  1-5

BACKGROUND OF THE PLAN OF
  RECAPITALIZATION                              pp.  5-15

SPECIAL FACTORS                                 pp. 15-55

      including all subsections other than:
      Certain Revenues and Earnings
      Scenarios; any references to
      Scenario C in Effect of the
      Recapitalization on Income Statement,
      Book Equity and Cash Flow; the Earnings
      Per Share Analysis table and the
      paragraph preceding such table in
      Effect of the Recapitalization on
      Income Statement, Book Equity and
      Cash Flow; Opinions of Financial
      Advisors to the Board; Opinion of
      Valuation Firm (which subsections are
      not incorporated by reference herein)

CERTAIN FEDERAL INCOME TAX
  CONSEQUENCES                                  pp. 57-62

LITIGATION                                      pp. 62

THE PLAN OF RECAPITALIZATION                    pp. 63-99

ELECTION OF DIRECTORS                           pp. 100-101

MARKET PRICES OF THE OLD SHARES;
  DIVIDENDS                                     p.  102

SELECTED CONSOLIDATED FINANCIAL AND
  OPERATING INFORMATION                         pp. 103-106

UNAUDITED PRO FORMA FINANCIAL INFORMATION       pp. 107-133

CAPITALIZATION                                  pp. 134-135

BENEFICIAL OWNERSHIP OF SECURITIES              pp. 136-138

CERTAIN INFORMATION CONCERNING
  THE BOARD OF DIRECTORS                        pp. 139-141

EXECUTIVE COMPENSATION                          pp. 141-147

APPROVAL OF AMENDMENTS TO THE
  1981 INCENTIVE STOCK PROGRAM                  pp. 147-149

APPROVAL OF AMENDMENTS TO THE
  1988 RESTRICTED STOCK PLAN                    pp. 149-151

APPROVAL OF AMENDMENTS TO THE INCENTIVE
  COMPENSATION PLAN                             p.  151

DESCRIPTION OF SECURITIES                       pp. 152-179

STOCKHOLDER PROPOSALS                           pp. 179-182

FEES AND EXPENSES                               p.  183

INDEPENDENT PUBLIC ACCOUNTANTS                  p.  183

DISCRETIONARY AUTHORITY OF PROXIES              pp. 183-184

EXPERTS                                         p.  184

LEGAL OPINION                                   p.  184

PROXY SOLICITATION                              p.  184

PROPOSALS FOR 1995 ANNUAL MEETING               p.  184

OTHER MATTERS                                   p.  184

                                       3
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)  Exhibits

Exhibit No.                                Description
- -----------                                -----------

  20.1 The portion of the Preliminary Proxy Statement/Joint Prospectus which constitutes part of the Registration Statement on Form S-4 (File No. 33-53107), as amended by Amendment No. 3 thereto filed by Registrant and UAL Corporation on June 10, 1994, and referred to in Item 5 hereof incorporated herein by reference.

                                       4
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                                   SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    UNITED AIRLINES, INC.



June 10, 1994                       By: /s/ JOHN C. POPE
                                       -----------------
                                         John C. Pope
                                         President and
                                         Chief Operating Officer

                                       5
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                                Description
- -----------                                -----------

  20.1 The portion of the Preliminary Proxy Statement/Joint Prospectus which constitutes part of the Registration Statement on Form S-4 (File No. 33-53107), as amended by Amendment No. 1 thereto filed by Registrant and United Air Lines, Inc. on June 10, 1994, referred to in
                         Item 5 hereof and incorporated herein by reference.

                                       6